UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2015

Myriad Genetics, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 0-26642

Delaware	87-0494517
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

320 Wakara Way

Salt Lake City, UT 84108

(Address of principal executive offices, including zip code)

(801) 584-3600

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) On December 3, 2015, at our annual meeting of stockholders, our stockholders approved an amendment to our 2010 Employee, Director and Consultant Equity Incentive Plan, as amended (the “2010 Plan”), to increase the number of shares of common stock available for grant of awards under the 2010 Plan by an additional 1,600,000 shares. A description of the material features of the 2010 Plan and related matters are set forth in our definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on October 15, 2015, under the heading “Proposal 2: Approval of An Amendment to Our 2010 Employee, Director and Consultant Equity Incentive Plan,” and is incorporated herein by reference. Such description is qualified in its entirety by reference to the actual terms of the 2010 Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07	Submission of Matters to a Vote of Security Holders

(a) On December 3, 2015, we held our 2015 Annual Meeting of Stockholders (“the Annual Meeting”). Of the 69,332,419 shares of common stock outstanding as of the record date of October 6, 2015, a quorum of 63,227,856 shares, or approximately 91.20 % of the eligible shares, was present in person or represented by proxy.

(b) The following is a brief description of each matter submitted to a vote at the Annual Meeting, as well as the number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter.

Proposal No. 1: Election of Directors

To elect John T. Henderson, M.D. and S. Louise Phanstiel to our Board of Directors to serve until the 2018 Annual Meeting of Stockholders, and until their successors are duly elected and qualified or until their earlier death, resignation, retirement or removal.

Name	Votes For	Votes Withheld	Broker Non-Votes
John T. Henderson, M.D.	57,161,896	1,373,221	4,692,739
S. Louise Phanstiel	58,241,712	293,405	4,692,739

Proposal No. 2: Approval of An Amendment to Our 2010 Employee, Director and Consultant Equity Incentive Plan:

To approve an amendment of our 2010 Employee, Director and Consultant Equity Incentive Plan, as amended, to increase the aggregate number of shares of common stock available for the grant of awards by an additional 1,600,000 shares.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
46,679,164	11,814,433	41,520	4,692,739

Proposal No. 3: Independent Public Accountants:

To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2016.

Votes For	Votes Against	Votes Abstained
62,884,929	155,544	187,383

Proposal No. 4: Approval, on an Advisory Basis, of the Compensation of Our Named Executive Officers, as Disclosed in the Proxy Statement:

To approve, on an advisory basis, the compensation of our named executive officers, as disclosed in the proxy statement.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
32,878,786	25,615,882	40,449	4,692,739

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

10.1+	Myriad Genetics, Inc. 2010 Employee, Director and Consultant Equity Incentive Plan, as amended

(+)	Management contract or compensatory plan arrangement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Myriad Genetics, Inc.

Date: December 7th, 2015	By:	/s/ R. Bryan Riggsbee
R. Bryan Riggsbee
Executive Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1+	Myriad Genetics, Inc. 2010 Employee, Director and Consultant Equity Incentive Plan, as amended

(+)	Management contract or compensatory plan arrangement